Putnam VT Sustainable Future Fund
The fund's portfolio
3/31/22 (Unaudited)

COMMON STOCKS (97.6%)(a)
	Shares	Value
Banks (1.8%)
First Republic Bank/CA	2,102	$340,734
Signature Bank/NY	920	270,011

		610,745
Biotechnology (4.1%)
Compass Pathways PLC ADR (United Kingdom)(NON)(S)	5,770	74,375
Exact Sciences Corp.(NON)	7,555	528,246
Regeneron Pharmaceuticals, Inc.(NON)	1,050	733,341
Twist Bioscience Corp.(NON)	2,770	136,783

		1,472,745
Building products (2.4%)
Advanced Drainage Systems, Inc.	4,520	537,021
AZEK Co., Inc. (The)(NON)	13,098	325,354

		862,375
Capital markets (2.6%)
MSCI, Inc.	1,880	945,414

		945,414
Chemicals (6.2%)
Ecolab, Inc.	2,035	359,300
Ginkgo Bioworks Holdings, Inc.(NON)	42,063	169,514
Ginkgo Bioworks Holdings, Inc.(NON)	11,620	46,829
Ingevity Corp.(NON)	8,350	534,985
Koninklijke DSM NV (Netherlands)	3,637	650,002
Novozymes A/S Class B (Denmark)	6,950	475,669

		2,236,299
Commercial services and supplies (2.2%)
Casella Waste Systems, Inc. Class A(NON)	4,810	421,597
Cintas Corp.	860	365,835

		787,432
Containers and packaging (1.4%)
Ball Corp.	5,605	504,450

		504,450
Diversified consumer services (1.4%)
Chegg, Inc.(NON)	13,905	504,473

		504,473
Diversified financial services (1.9%)
Eurazeo SE (France)	8,161	685,869

		685,869
Diversified telecommunication services (1.4%)
Liberty Global PLC Class C (United Kingdom)(NON)	19,870	514,832

		514,832
Electric utilities (1.8%)
NextEra Energy, Inc.	7,665	649,302

		649,302
Electrical equipment (1.8%)
Fluence Energy, Inc.(NON)(S)	12,547	164,491
Sunrun, Inc.(NON)(S)	15,908	483,126

		647,617
Electronic equipment, instruments, and components (3.4%)
Trimble Inc.(NON)	9,285	669,820
Zebra Technologies Corp. Class A(NON)	1,345	556,427

		1,226,247
Food and staples retail (1.0%)
Sprouts Farmers Market, Inc.(NON)	10,510	336,110

		336,110
Food products (2.5%)
McCormick & Co., Inc. (non-voting shares)	9,105	908,679

		908,679
Health-care equipment and supplies (10.2%)
Cooper Cos., Inc. (The)	2,065	862,323
DexCom, Inc.(NON)	1,850	946,460
Edwards Lifesciences Corp.(NON)	7,990	940,583
Mesa Laboratories, Inc.(S)	1,894	482,743
ResMed, Inc.	1,755	425,605

		3,657,714
Health-care providers and services (2.4%)
HealthEquity, Inc.(NON)	12,570	847,721

		847,721
Health-care technology (0.7%)
Teladoc Health, Inc.(NON)	3,635	262,193

		262,193
Hotels, restaurants, and leisure (4.2%)
Chipotle Mexican Grill, Inc.(NON)	685	1,083,691
Vail Resorts, Inc.	1,560	406,021

		1,489,712
Industrial conglomerates (1.6%)
Roper Technologies, Inc.	1,200	566,676

		566,676
Insurance (0.8%)
Greenlight Capital RE, Ltd. (Cayman Islands)	28,000	269,640

		269,640
Internet and direct marketing retail (1.2%)
Etsy, Inc.(NON)	2,230	277,144
thredUp, Inc. Class A(NON)	19,483	150,019

		427,163
IT Services (1.5%)
Mastercard, Inc. Class A	920	328,790
Shopify, Inc. Class A (Canada)(NON)	330	223,067

		551,857
Life sciences tools and services (7.3%)
Bio-Rad Laboratories, Inc. Class A(NON)	770	433,687
Danaher Corp.	4,349	1,275,692
Thermo Fisher Scientific, Inc.	1,505	888,928

		2,598,307
Mortgage real estate investment trusts (REITs) (2.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(R)	15,265	724,019

		724,019
Pharmaceuticals (1.9%)
Zoetis, Inc.	3,620	682,696

		682,696
Professional services (3.5%)
Bureau Veritas SA (France)	13,440	383,891
Korn Ferry	9,470	614,982
Planet Labs PBC(NON)	50,560	256,845

		1,255,718
Road and rail (1.3%)
Lyft, Inc. Class A(NON)	12,030	461,952

		461,952
Semiconductors and semiconductor equipment (5.8%)
Applied Materials, Inc.	5,820	767,076
ASML Holding NV (NY Reg Shares) (Netherlands)	715	477,570
ON Semiconductor Corp.(NON)	6,520	408,217
Wolfspeed, Inc.(NON)(S)	3,740	425,836

		2,078,699
Software (13.2%)
Adobe, Inc.(NON)	1,976	900,301
Bill.com Holdings, Inc.(NON)(S)	2,360	535,224
Ceridian HCM Holding, Inc.(NON)	4,160	284,378
Crowdstrike Holdings, Inc. Class A(NON)	3,905	886,747
Dynatrace, Inc.(NON)	13,446	633,307
Palo Alto Networks, Inc.(NON)	1,280	796,813
Unity Software, Inc.(NON)	3,260	323,425
Verra Mobility Corp.(NON)	22,450	365,486

		4,725,681
Textiles, apparel, and luxury goods (3.1%)
Levi Strauss & Co. Class A	9,510	187,918
Lululemon Athletica, Inc. (Canada)(NON)	2,515	918,553

		1,106,471
Trading companies and distributors (1.0%)
Core & Main, Inc. Class A(NON)(S)	14,950	361,641

		361,641

Total common stocks (cost $27,313,204)		$34,960,449

SHORT-TERM INVESTMENTS (12.7%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 0.37%(AFF)	2,165,025	$2,165,025
Putnam Short Term Investment Fund Class P 0.39%(AFF)	2,395,213	2,395,213

Total short-term investments (cost $4,560,238)		$4,560,238
TOTAL INVESTMENTS

Total investments (cost $31,873,442)		$39,520,687

	FORWARD CURRENCY CONTRACTS at 3/31/22 (aggregate face value $803,705) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation
	Bank of America N.A.
		Euro	Sell	6/15/22	$337,430	$338,614	$1,184
	Barclays Bank PLC
		British Pound	Sell	6/15/22	177,423	180,780	3,357
	HSBC Bank USA, National Association
		British Pound	Sell	6/15/22	85,626	87,247	1,621
	JPMorgan Chase Bank N.A.
		Euro	Sell	6/15/22	74,208	74,468	260
	State Street Bank and Trust Co.
		Euro	Sell	6/15/22	76,537	76,809	272
	UBS AG
		Euro	Sell	6/15/22	45,700	45,787	87

	Unrealized appreciation						6,781

	Unrealized (depreciation)						—

	Total						$6,781
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2022 through March 31, 2022 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $35,823,923.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/21	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/22
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$2,909,090	$4,287,160	$5,031,225	$718	$2,165,025
	Putnam Short Term Investment Fund**	1,205,155	3,039,255	1,849,197	282	2,395,213

	Total Short-term investments	$4,114,245	$7,326,415	$6,880,422	$1,000	$4,560,238
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $2,165,025 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $2,087,859.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,284 to cover certain derivative contracts.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$514,832	$—	$—
Consumer discretionary	3,527,819	—	—
Consumer staples	1,244,789	—	—
Financials	2,280,178	955,509	—
Health care	9,521,376	—	—
Industrials	4,559,520	383,891	—
Information technology	8,582,484	—	—
Materials	1,615,078	1,125,671	—
Utilities	649,302	—	—

Total common stocks	32,495,378	2,465,071	—
Short-term investments	—	4,560,238	—

Totals by level	$32,495,378	$7,025,309	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$6,781	$—

Totals by level	$—	$6,781	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$800,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com